                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 1, 2004
                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION
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               (Exact Name of Registrants as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            001-14141                                   13-3937434
            333-46983                                   13-3937436
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    (Commission File Number)                (IRS Employer Identification No.)

 600 THIRD AVENUE, NEW YORK, NEW YORK                     10016
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13.e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

DEBT OFFERING

     L-3 Communications Holdings, Inc. announced on November 1, 2004 that L-3
Communications Corporation, its wholly owned subsidiary, is seeking to raise
$500.0 million, before underwriting expenses, through a private placement of senior subordinated notes. The notes will be offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the
Securities Act of 1933, and, outside the United States, only to non-U.S.
investors.

     L-3 stated that it will use the net proceeds to redeem its outstanding
$200.0 million of 8% Senior Subordinated Notes due 2008 and for general corporate purposes, including acquisitions. The senior subordinated notes will have a ten-year maturity with interest payable in cash.

     The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe
Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K and 10-Q, with the Securities and
Exchange Commission.

                             SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
Number            Title
-------           -----

99.1              Press release relating to debt offering

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                               L-3 COMMUNICATIONS HOLDINGS, INC.

                               By:  /s/ Christopher C. Cambria
                                   --------------------------------------
                                   Name:  Christopher C. Cambria
                                   Title: Senior Vice President, Secretary and
                                          General Counsel

                               L-3 COMMUNICATIONS CORPORATION

                               By:  /s/ Christopher C. Cambria
                                   --------------------------------------
                                   Name:  Christopher C. Cambria
                                   Title: Senior Vice President, Secretary and
                                          General Counsel

Dated:  November 5, 2004

                                  EXHIBIT INDEX

Exhibit
Number            Title
-------           -----

99.1              Press Release relating to Debt Offering